UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K/A
(Amendment 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): April 19, 2017

KEMET Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-15491	57-0923789
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2835 KEMET Way, Simpsonville, SC	29681
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (864) 963-6300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Amendment No. 1 on Form 8-K/A is being filed by KEMET Corporation (the “Company”) to amend and supplement the Current Report on Form 8-K filed on April 20, 2017 (the “Original Report”) to provide the disclosures required by Item 9.01 of Form 8-K that were previously omitted from the Original Report as permitted by Item 9.01(a)(4) and Item 9.01(b)(2). Except as provided herein, the disclosures made in the Original Report remain unchanged.

Item 2.01 Acquisition - Disposition of Assets

On April 19, 2017, the Company’s wholly owned subsidiary, KEMET Electronics Corporation (“KEC”), completed its acquisition of all of the outstanding shares of common stock and preferred stock of NEC TOKIN Corporation (“NEC TOKIN”) not already held by KEC. NEC TOKIN was a joint venture between KEC and NEC Corporation. NEC TOKIN is a manufacturer of tantalum capacitors, electro-magnetic and access devices. Upon closing, NEC TOKIN changed its name to TOKIN Corporation (“TOKIN”) and became a 100% owned subsidiary of KEMET. KEC originally acquired a 34% economic, and 51% common stock, interest in NEC TOKIN on February 1, 2013.

In connection with the acquisition of TOKIN, the Company filed the Original Report describing the transaction. The Company is now filing this amendment to include the historical financial statements and pro forma financial information required by Item 9.01 of Form 8-K.

Item 9.01 Financial Statements and Exhibits

(a)                              Financial Statements of Businesses Acquired

The audited consolidated balance sheet of NEC TOKIN and subsidiaries as of March 31, 2017 and March 31, 2016 and related consolidated statements of operations, changes in shareholders’ equity, and cash flows for the fiscal years ended March 31, 2017, 2016 and 2015, and the notes related thereto and the independent auditors’ report thereon, are filed hereto as Exhibit 99.1 and are incorporated into this Item 9.01(a) by reference.

(b)                              Pro Forma Financial Information

The required unaudited pro forma condensed combined financial information as of and for the year ended March 31, 2017 is filed as Exhibit 99.2 hereto and is incorporated into this Item 9.01(b) by reference.

(c)                               Not Applicable.

(d)                              Exhibits
The following exhibits are filed with this Amendment No. 1 to Form 8-K.

Exhibit No.	Description of Exhibit

23.1	Consent of Independent Registered Public Accounting Firm, Ernst & Young ShinNihon LLC

99.1	NEC TOKIN Financial Statements as of March 31, 2017 and March 21, 2016 and for NEC TOKIN’s fiscal years ended March 31, 2017, 2016 and 2015

99.2	Unaudited pro forma condensed combined financial information as of and for the year ended March 31, 2017

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 5, 2017	KEMET Corporation

By:	/s/ WILLIAM M. LOWE, JR.
William M. Lowe, Jr.
Executive Vice President and
Chief Financial Officer